UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2012

CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50249	52-2298116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 11, 2012, the registrant made available certain supplemental unaudited financial information at March 31, 2012. A copy of this supplemental information is attached as Exhibit 99.1.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Supplemental information of the registrant at March 31, 2012.

Cautionary Statement Concerning Forward-Looking Statements:

On February 17, 2012, Corporate Property Associates 15 Incorporated (“CPA®:15”) filed a Form 8-K announcing that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with W. P. Carey & Co. LLC (“W. P. Carey”), a Delaware limited liability company, W. P. Carey REIT, Inc., subsequently renamed W. P. Carey Inc., a newly formed Maryland corporation and wholly-owned subsidiary of W. P. Carey (“W. P. Carey Inc.”), CPA 15 Merger Sub Inc., an indirect subsidiary of W. P. Carey Inc. (“CPA®:15 Merger Sub”), CPA 15 Holdco, Inc., a Maryland corporation and wholly-owned subsidiary of CPA®:15 (“CPA 15 Holdco”), and, for the limited purposes set forth therein, Carey Asset Management Corp. and W. P. Carey & Co. B.V., each a subsidiary of W. P. Carey. W. P. Carey and its affiliates serve as external advisor to CPA®:15. Upon the terms and subject to the conditions set forth in the Merger Agreement, CPA 15 Holdco will merge with and into CPA®:15 Merger Sub, with CPA®:15 Merger Sub surviving the merger as an indirect subsidiary of W. P. Carey Inc. and CPA®:15 being a direct subsidiary of CPA®:15 Merger Sub (the “Merger”). The consummation of the proposed Merger is subject to certain conditions, including among other things, effectiveness of a registration statement on Form S-4 (the “Form S-4”), as amended from time to time, relating to the shares of W. P. Carey Inc. common stock to be issued in the proposed Merger, which can be found on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov/Archives/edgar/data/1545406/000119312512129935/0001193125-12-129935-index.htm.

Once the review of the Form S-4 by the SEC is complete and the Form S-4 has been declared effective by the SEC, the stockholders of CPA®:15 (the “CPA®:15 Stockholders”) and the shareholders of W. P. Carey will receive a copy of a joint proxy / prospectus, which will contain important information about CPA®:15, W. P. Carey, W. P. Carey Inc. and the proposed Merger. CPA®:15 Stockholders are urged to read these documents carefully and in their entirety.

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of CPA®:15 and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the Merger and the other transactions contemplated in the Merger Agreement, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed Merger. These statements are based on the current expectations of the management of CPA®:15 and W. P. Carey. It is important to note that CPA®:15’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in CPA®:15’s and W. P. Carey’s filings with the Securities and Exchange Commission (the “SEC”) and are available at the SEC’s website at http://www.sec.gov. These risks, as well as other risks associated with the proposed Merger, are more fully discussed in the joint proxy statement/prospectus included in the Form S-4. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may or may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, CPA®:15 does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. W. P. Carey intends to finalize the Form S-4 that includes the joint proxy statement/prospectus and other relevant documents to be mailed by CPA®:15 and W. P. Carey to their respective security holders in connection with the proposed Merger and the other transactions contemplated in the Merger Agreement. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CPA®:15, W. P. CAREY AND THE PROPOSED MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED IN THE MERGER AGREEMENT. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials (when they become available) and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials (when they become available) will also be available free of charge by accessing CPA®:15’s website (http://www.cpa15.com) or by accessing W. P. Carey’s website (http://www.wpcarey.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:15, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2012 in connection with its 2012 annual meeting of shareholders, and information regarding CPA®:15’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC by CPA®:15 on March 5, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 15 Incorporated

Date: May 11, 2012	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris
Chief Financial Officer